                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2000



--------
  1      EQ Advisors Trust
--------------------------------------------------------------------------------


This Prospectus describes the ten (10) Portfolios** offered by EQ Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.





                                              INTERNATIONAL STOCK PORTFOLIO
                                              --------------------------------
             DOMESTIC PORTFOLIOS                     Alliance Global
-------------------------------------------
             BT Equity 500 Index
        Calvert Socially Responsible            BALANCED/HYBRID PORTFOLIOS
           MFS Emerging Growth Companies        --------------------------------
                 MFS Research                   Alliance Conservative Investors
        T. Rowe Price Equity Income                 Alliance Growth Investors
      Warburg Pincus Small Company Value             Mercury World Strategy*





* Effective May 1, 2000, the name of the Merrill Lynch World Strategy Portfolio was changed to the "Mercury World Strategy Portfolio."
** All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 15

Overview

---------------
       2       Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST


This Prospectus tells you about the ten (10) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").


The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents



-----------
  3       Table of contents
--------------------------------------------------------------------------------


---
 1
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                             4
-------------------------------------------    -

---
 2
 ABOUT THE INVESTMENT PORTFOLIOS              10
-------------------------------------------   --
    DOMESTIC PORTFOLIOS                       12
       BT Equity 500 Index                    12
       Calvert Socially Responsible           14
       MFS Emerging Growth Companies          16
       MFS Research                           18
       T. Rowe Price Equity Income            20
       Warburg Pincus Small Company Value     23
    INTERNATIONAL STOCK PORTFOLIO             25
       Alliance Global                        25
    BALANCED/HYBRID PORTFOLIOS                28
       Alliance Conservative Investors        28
       Alliance Growth Investors              32
       Mercury World Strategy                 35

---
 3
 MORE INFORMATION ON PRINCIPAL RISKS          38
-------------------------------------------   --


---
 4
 MANAGEMENT OF THE TRUST                      44
-------------------------------------------   --
    The Trust                                 44
    The Manager                               44
    Expense Limitation Agreement              46
    The Advisers                              47
    The Administrator                         47
    The Transfer Agent                        47
    Brokerage Practices                       47
    Brokerage Transactions with Affiliates

                                              48
---
 5
 FUND DISTRIBUTION ARRANGEMENTS               49
-------------------------------------------   --

---
 6
 PURCHASE AND REDEMPTION                      50
-------------------------------------------   --

---
 7
 HOW ASSETS ARE VALUED                        51
-------------------------------------------   --

---
 8
 TAX INFORMATION                              52
-------------------------------------------   --

---
 9
 FINANCIAL HIGHLIGHTS                         53
-------------------------------------------   --

---
 10
 PRIOR PERFORMANCE OF EACH ADVISER            64
-------------------------------------------   --

1
Summary information concerning EQ Advisors Trust


-------
    4   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------


The following chart highlights the ten (10) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 38.




-------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-------------------------------------------------------------------------------------------------
PORTFOLIO                              INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                    Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500 Index
-------------------------------------------------------------------------------------------------
CALVERT SOCIALLY RESPONSIBLE           Seeks long-term capital appreciation
-------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES          Seeks to provide long-term capital growth
-------------------------------------------------------------------------------------------------
MFS RESEARCH                           Seeks to provide long-term growth of capital and future
                                       income
-------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME            Seeks to provide substantial dividend income and also
                                       capital appreciation by investing primarily in
                                       dividend-paying common stocks of established companies
-------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE     Seeks long-term capital appreciation
-------------------------------------------------------------------------------------------------


-----
  5   Summary information concerning EQ Advisors Trust

--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------
Common stocks of companies in the S&P 500 Index               General investment, index-fund, and fixed income risks
------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that          General investment, growth investing, mid-cap company,
meet both investment and social criteria                      liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the       General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major       foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate
-------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock      General investment, small-cap and mid-cap company,
of companies with better than average prospects for           foreign securities, fixed income, and growth investing risks long-term growth
-------------------------------------------------------------------------------------------------------------------------
Dividend-paying common stocks of established companies        General investment, value investing, foreign securities, and fixed income risks
-------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small-cap companies                 General investment, small-cap and mid-cap company,
                                                              portfolio turnover, foreign securities, fixed income, and
                                                              value investing risks
-------------------------------------------------------------------------------------------------------------------------




                                     ------------------------- EQ Advisors Trust

-----
  6   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------



EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIO
---------------------------------------------------------
PORTFOLIO               INVESTMENT OBJECTIVE(S)
---------------------------------------------------------
ALLIANCE GLOBAL         Seeks long-term growth of capital
---------------------------------------------------------

-----
  7   Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
-----------------------------------------------------------------------------------------------------------------------------



                                     ------------------------- EQ Advisors Trust

-----
  8     Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                           INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS     Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal

---------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS           Seeks to achieve the highest total return consistent with
                                    the Adviser's determination of reasonable risk
---------------------------------------------------------------------------------------------------
MERCURY WORLD STRATEGY              Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers
---------------------------------------------------------------------------------------------------

-----
  9    Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of        General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending    derivatives, convertible securities, liquidity, leveraging, securities lending, portfolio turnover, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,   General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized     leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt           small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities          bond, portfolio turnover, and foreign securities risks
lending
------------------------------------------------------------------------------------------------------------------------------
Equity and fixed income securities of U.S. and foreign           General investment, foreign securities, fixed income,
companies                                                        derivatives, non-diversification, liquidity, and portfolio turnover risks
------------------------------------------------------------------------------------------------------------------------------

                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios



----------------
      10       About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.


THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.


THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.


THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

----------
  11      About the investment portfolios
--------------------------------------------------------------------------------


SB WORLD (SALOMON BROTHERS NON-U.S.-DOLLAR WORLD GOVERNMENT BOND INDEX) This index measures total-return performance of government bonds with a maturity of one year or more in 12 countries other than the United States. The index weights bonds based on market capitalization, so that large debt-issuing countries such as Japan and Germany have larger representations than do smaller issuing countries.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assessed at the contract-level).


"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.


70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP.
INDEX is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

70% LEHMAN TREASURY/30% S&P 500 INDEX is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.


MERCURY WORLD STRATEGY COMPOSITE MARKET BENCHMARK is made up of 36% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market; 24% of the MSCI EAFE Index, which is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East; 21% of the Salomon Brothers U.S. Treasury Bond 1 year; and 14% Salomon Brothers World Government ex U.S., and 5% U.S. Treasury Bill.



                                          -------------------- EQ Advisors Trust

DOMESTIC PORTFOLIOS


----------
   12     BT EQUITY 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

BT EQUITY 500 INDEX PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

THE INVESTMENT STRATEGY

The Portfolio invests in equity securities of companies included in the S&P 500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

----------
  13      BT EQUITY 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

1998             25.14%
1999             20.30%

Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
21.26% (1998 4th Quarter)           (10.03)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   SINCE
                                    ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
BT Equity 500 Index Portfolio        20.30%       22.66%
S&P 500 Index*                       21.03%       24.76%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO


BANKERS TRUST COMPANY: ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.



                                   --------------------------- EQ Advisors Trust

----------
   14      CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
--------------------------------------------------------------------------------

CALVERT SOCIALLY RESPONSIBLE
PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. Brown Capital (and Calvert) use a tandem investment process to select potential investments for the Portfolio. Brown Capital creates a universe of potential investments from which it and Calvert will ultimately select portfolio securities. Once Brown Capital identifies a potential investment, Calvert promptly socially screens each potential investment to assure that it meets Calvert's social criteria. During that process, Brown Capital continues to evaluate each potential investment based on whether that investment will satisfy Brown Capital's investment criteria. The criteria of both Brown Capital and Calvert must be satisfied before a security will be purchased for the Portfolio.


For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social activist perspective. Calvert's philosophy is that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equity of opportunity and cooperative effort. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

----------
  15      CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o    production of or the manufacture of equipment to produce nuclear energy;

o    business activities in support of repressive regimes;

o    manufacture of weapon systems;

o    manufacture of alcoholic beverages or tobacco products;

o    operation of gambling casinos; or

o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is August 30, 1999. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 1999, Calvert had $6.5 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.


EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.



                                       ----------------------- EQ Advisors Trust

----------
   16      MFS EMERGING GROWTH COMPANIES PORTFOLIO

--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES
PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In

----------
  17       MFS EMERGING GROWTH COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

1998        34.57%
1999        73.62%


 Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
 53.01% (1999 4th Quarter)           (12.69)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                  SINCE
                                   ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                           73.62%       48.20%
--------------------------------------------------------------------------------
 Russell 2000 Index*                 21.26%       16.99%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.


The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.



                                ------------------------------ EQ Advisors Trust

----------
   18      MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o    favorable prospects for long-term growth;

o    attractive valuations based on current and expected earnings or cash flow;

o    dominant or growing market share; and

o    superior management.

The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a

----------
  19      MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998           24.11%
1999           23.12%


 Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
 21.36% (1998 4th Quarter)           (14.24)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                            SINCE
                             ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 MFS Research Portfolio        23.12%       23.93%
--------------------------------------------------------------------------------
 S&P 500 Index*                21.03%       27.36%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


                                     ------------------------- EQ Advisors Trust

----------
   20      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return;
(2) dividends are a more stable and predictable source of return; and (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

o    established operating histories;

o    above-average dividend yields relative to the S&P 500;

o    low price to earnings ratios relative to the S&P 500;

o    sound balance sheets and other positive financial characteristics; and

o low stock price relative to the company's asset value, cash flow or business franchises.

Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.

The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Other principal risks include:

----------
  21      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE
The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998     9.11%
1999     3.54%


 Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
 13.29% (1999 2nd Quarter)           (8.56)% (1999 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                                            ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 T. Rowe Price Equity Income Portfolio         3.54%       12.80%
--------------------------------------------------------------------------------
 S&P 500 Index*                               21.03%       27.36%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has


                                    -------------------------- EQ Advisors Trust

----------
   22      T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.


Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

----------
  23      WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.


For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

o    price/earnings ratio;

o    price to book value ratio;

o    price to cash flow ratio; and

o    debt to capital ratio.

The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS
This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely


                                       ----------------------- EQ Advisors Trust

----------
   24     WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE
The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998         -10.02%
1999           1.80%


 Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
 12.40% (1999 4th Quarter)           (20.25)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE
                                         ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 Warburg Pincus Small Company Value
 Portfolio                                  1.80%         3.33%
--------------------------------------------------------------------------------
 Russell 2000 Value Index*, **             (1.49)%        7.06%
--------------------------------------------------------------------------------
 Russell 2000 Index*                       21.26%        16.99%
--------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

CREDIT SUISSE ASSET MANAGEMENT, LLC. ("CSAM"), 466 Lexington Avenue, New York, New York 10017-3147. CSAM is the successor to Warburg Pincus Asset Management, Inc., which served as the Adviser to the Portfolio since it commenced operations. CSAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. CSAM is indirectly controlled by Credit Suisse Group. CSAM manages over $60 billion in assets in the U.S., and together with its global affiliates, over $168 billion worldwide.

KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of CSAM and has been with CSAM or its predecessor since 1989.

INTERNATIONAL STOCK PORTFOLIO


----------
  25      ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY
The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency.


                                  ---------------------------- EQ Advisors Trust

----------
   26     ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

     During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the

----------
  27      ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
1990           -6.15%
--------------------------------------------------------------------------------
1991           30.5%
--------------------------------------------------------------------------------
1992           -0.5%
--------------------------------------------------------------------------------
1993           32.1%
--------------------------------------------------------------------------------
1994            5.2%
--------------------------------------------------------------------------------
1995           18.8%
--------------------------------------------------------------------------------
1996           14.6%
--------------------------------------------------------------------------------
1997           11.7%
--------------------------------------------------------------------------------
1998           21.8%
--------------------------------------------------------------------------------
1999           38.53%
--------------------------------------------------------------------------------

 Best quarter (% and time period)    Worst quarter (% and time period)
--------------------------------------------------------------------------------
 26.59% (1998 4th Quarter)           (16.99)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                        ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Alliance Global
  Portfolio -
  Class IA Shares     38.53%       20.74%         15.84%
--------------------------------------------------------------------------------
Lipper Global
  Mutual Funds
  Average*            44.18%       19.42%         11.73%
--------------------------------------------------------------------------------
MSCI World
  Index*              24.93%       19.76%         11.42%
--------------------------------------------------------------------------------


*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

                                        ---------------------- EQ Advisors Trust

BALANCED/HYBRID PORTFOLIO


----------
   28      ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.


In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed

----------
  29      ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.


                                  ---------------------------- EQ Advisors Trust

----------
   30     ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1990        6.3%
--------------------------------------------------------------------------------
1991       19.8%
--------------------------------------------------------------------------------
1992        5.6%
--------------------------------------------------------------------------------
1993       10.8%
--------------------------------------------------------------------------------
1994       -4.1%
--------------------------------------------------------------------------------
1995       20.4%
--------------------------------------------------------------------------------
1996        5.2%
--------------------------------------------------------------------------------
1997       13.3%
--------------------------------------------------------------------------------
1998       13.9%
--------------------------------------------------------------------------------
1999       9.87%
--------------------------------------------------------------------------------


Best quarter (% and time period)     Worst quarter (% and time period)
-----------------------------------  ----------------------------------
7.65% (1998 4th Quarter)             (2.05)% (1994 1st Quarter)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Conservative
   Investors Portfolio -
   Class IA Shares          10.14%       12.47%          9.94%
--------------------------------------------------------------------------------
 70% Lehman Treasury/30%
   S&P 500 Index*,**         4.19%       13.60%         10.75%
--------------------------------------------------------------------------------
 S&P 500*                   21.03%       28.56%         18.21%
--------------------------------------------------------------------------------
 Lipper Income Average*      4.65%       14.57%         10.84%
--------------------------------------------------------------------------------


 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor

----------
  31         Alliance Conservative Investors Portfolio
--------------------------------------------------------------------------------

 since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.



                                      ------------------------ EQ Advisors Trust

----------
   32     ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB- rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate

----------
  33       ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

     restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.


LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the


                                        ---------------------- EQ Advisors Trust

----------
   34      ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
----------------------------------
[GRAPHIC OMITTED]

1990           10.7%
1991           48.8%
1992            4.9%
1993           15.3%
1994           -3.2%
1995           26.4%
1996           12.6%
1997           16.9%
1998           19.1%
1999          26.58%

 Best quarter (% and time period)    Worst quarter (% and time period)
 --------------------------------    ---------------------------------
 18.16% (1998 4th Quarter)           (10.60)% (1990 3rd Quarter)


----------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------

--------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance Growth Investors
   Portfolio - Class IA Shares     26.58%       20.19%         17.08%
--------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*,**          13.77%       22.15%         15.13%
--------------------------------------------------------------------------
 S&P 500*                          21.03%       28.56%         18.21%
--------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Average*                        12.07%       17.11%         12.94%
--------------------------------------------------------------------------


 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

----------
  35      MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


MERCURY WORLD STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


For purposes of this Portfolio, "total investment return" consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed income securities. The Portfolio may invest entirely in equity securities, entirely in fixed income securities, or partly in equity securities and partly in fixed income securities.


A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States. The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.


                                        ---------------------- EQ Advisors Trust

----------
   36     MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the

----------
  37       MERCURY WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998     6.81%
1999    21.35%


 Best quarter:                       Worst quarter:
--------------------------------------------------------------------------------
 14.72% (1999 4th Quarter)           (11.15)% (1998 3rd Quarter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Mercury World Strategy Portfolio        21.35%       12.11%
--------------------------------------------------------------------------------
 Mercury World Strategy Composite
 Market Benchmark Index*,**              13.07%       16.18%
--------------------------------------------------------------------------------
 S&P 500*                                21.03%       27.36%
--------------------------------------------------------------------------------


 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO


MERCURY ASSET MANAGEMENT US ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM") 800 Scudders Mill Road, Plainsboro, New Jersey 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P., ("MLAM") has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of Mercury or its predecessor since 1997 and as a Senior Portfolio Manager of Mercury or its predecessor since 1995.



                                         --------------------- EQ Advisors Trust

3
More information on principal risks


----------------
      38       More information on principal risks
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

----------
  39       More information on principal risks
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES RISK: The Portfolio's   investments in asset-backed
 securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

 CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

 Credit risk is particularly significant for the   Portfolios, such as the
 Alliance Growth Investors Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 INTEREST RATE RISK: The price of a bond or a fixed   income security is
 dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

 MORTGAGE-BACKED SECURITIES RISK: In the case of   mortgage-backed
 securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a


                                      ------------------------ EQ Advisors Trust

----------
   40     More information on principal risks
--------------------------------------------------------------------------------

     Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK:
     Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

     EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause

----------
  41      More information on principal risks
--------------------------------------------------------------------------------

     market disruptions that could adversely affect investments quoted in the Euro.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.


INDEX-FUND RISK: The BT Equity 500 Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). The BT Equity 500 Index Portfolio utilizes a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.


LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.


LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

NON-DIVERSIFICATION RISK: The Mercury World Strategy Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high



                                             ----------------- EQ Advisors Trust

----------
   42      More information on principal risks
--------------------------------------------------------------------------------


percentage of the non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of the Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, the Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

----------
  43       More information on principal risks
--------------------------------------------------------------------------------

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


                                    -------------------------- EQ Advisors Trust

4
Management of the Trust



----------------
      44        Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)

--------------------------------------------------------------------------------
 INDEX PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 BT Equity 500 Index     0.250%
--------------------------------------------------------------------------------

-----
 45     Management of the Trust
--------------------------------------------------------------------------------


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

----------------------------------------------------------------------------------------------------
                                          FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                    $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
------------------------------------ ------------ ------------ ------------ ------------ -----------
Alliance Conservative Investors          0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Global                          0.750%       0.700%       0.675%       0.650%       0.625%
Alliance Growth Investors                0.600%       0.550%       0.525%       0.500%       0.475%
Calvert Socially Responsible             0.650%       0.600%       0.575%       0.550%       0.525%
Mercury World Strategy                   0.700%       0.650%       0.625%       0.600%       0.575%
MFS Emerging Growth Companies            0.650%       0.600%       0.575%       0.550%       0.525%
MFS Research                             0.650%       0.600%       0.575%       0.550%       0.525%
T. Rowe Price Equity Income              0.600%       0.550%       0.525%       0.500%       0.475%
Warburg Pincus Small Company Value       0.750%       0.700%       0.675%       0.650%       0.625%
----------------------------------------------------------------------------------------------------

For the Warburg Pincus Small Cap Value Portfolio, the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.



                                     ------------------------- EQ Advisors Trust

----------
   46      Management of the Trust
--------------------------------------------------------------------------------

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999




--------------------------------------------------------------------------------
                                     ANNUAL        RATE OF
                                      RATE          FEES
 PORTFOLIOS                         RECEIVED       WAIVED
--------------------------------------------------------------------------------
 Alliance Conservative Investors     0.48%         0.00%
 Alliance Global                     0.63%         0.00%
 Alliance Growth Investors           0.50%         0.00%
 BT Equity Index 500                 0.25%         0.12%
 Calvert Socially Responsible        0.65%         4.33%
 Mercury World Strategy              0.70%         0.20%
 MFS Emerging Growth                 0.55%         0.10%
   Companies
 MFS Research                        0.55%         0.11%
 T. Rowe Price Equity Income         0.55%         0.15%
 Warburg Pincus Small Company        0.65%         0.13%
   Value
--------------------------------------------------------------------------------


EXPENSE LIMITATION AGREEMENT


In the interest of limiting until April 30, 2001 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:



EXPENSE LIMITATION PROVISIONS



--------------------------------------------------------------------------------
                                           TOTAL EXPENSES
                                          LIMITED TO (% OF
 PORTFOLIOS                               DAILY NET ASSETS)
--------------------------------------------------------------------------------
 BT Equity 500 Index                            0.35%
 Calvert Socially Responsible                   0.80%
 Mercury World Strategy                         0.95%
 MFS Emerging Growth Companies                  0.75%
 MFS Research                                   0.70%
 T. Rowe Price Equity Income                    0.70%
 Warburg Pincus Small Company Value             0.85%
--------------------------------------------------------------------------------


 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has

----------
  47      Management of the Trust
--------------------------------------------------------------------------------

 previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.



 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.


 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for



                                   --------------------------- EQ Advisors Trust

----------
   48      Management of the Trust
--------------------------------------------------------------------------------

 which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.


 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
Fund distribution arrangements



----------------
  49            Fund distribution arrangements
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA and Class IB shares of the Trust offered by this Prospectus. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption



----------------
      50        Purchase and redemption
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7
How assets are valued


----------------
  51             How assets are valued
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.


o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.


o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information



----------------
      52        Tax information
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights



--------
 53     Financial Highlights
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance, financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). Since the EQ/Alliance Technology Stock Portfolio will commence operations on May 1, 2000, no information for that Portfolio is provided below. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.



ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(d)(e)




                                                                        CLASS IA
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period ......  $  12.32      $ 11.89      $ 11.29      $ 11.52      $ 10.15
                                              -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................      0.47         0.49         0.49         0.50         0.60
  Net realized and unrealized gain
   on investments and foreign
   currency transactions ..................      0.76         1.12         0.97         0.07         1.43
                                              -------      -------      -------      -------      -------
  Total from investment operations.........      1.23         1.61         1.46         0.57         2.03
                                              -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................     (0.44)       (0.48)       (0.49)       (0.51)       (0.59)
  Distributions from realized gains .......     (0.56)       (0.70)       (0.37)       (0.27)       (0.07)
  Distributions in excess of realized
   gains ..................................         -            -            -        (0.02)           -
  Tax return of capital distributions .....         -            -            -            -            -
                                              --------     --------     --------     --------     --------
  Total dividends and distributions .......     (1.00)       (1.18)       (0.86)       (0.80)       (0.66)
                                              --------     --------     --------     --------     --------
Net asset value, end of  period ...........  $  12.55      $ 12.32      $ 11.89      $ 11.29      $ 11.52
                                              ========     ========     ========     ========     ========
Total return ..............................     10.14%       13.88%       13.25%        5.21%       20.40%
                                              ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........  $394,489     $355,441     $307,847     $282,402     $252,101
Ratio of expenses to average net
  assets ..................................      0.53%        0.53%        0.57%        0.61%       0.59%
Ratio of net investment income to
  average
  net assets ..............................      3.73%        3.99%        4.17%        4.48%       5.48%
Portfolio turnover rate ...................       111%         103%         206%         181%        287%



                                                            CLASS 1B
                                            ----------------------------------------
                                                  YEAR ENDED          MAY 1, 1997*
                                                 DECEMBER 31,              TO
                                            -----------------------   DECEMBER 31,
                                                1999        1998          1997
                                            ----------- ----------- ----------------
Net asset value, beginning of period ......   $ 12.31     $ 11.88      $   11.29
                                              -------     -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................      0.44        0.46           0.31
  Net realized and unrealized gain
   on investments and foreign
   currency transactions ..................      0.75        1.12           1.01
                                              -------     -------      ---------
  Total from investment operations.........      1.19        1.58           1.32
                                              -------     -------      ---------

  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................     (0.43)      (0.45)         (0.36)
  Distributions from realized gains .......     (0.56)      (0.70)         (0.37)
  Distributions in excess of realized
   gains ..................................         -           -              -
  Tax return of capital distributions .....         -           -              -
                                              -------     -------      ---------
  Total dividends and distributions .......     (0.99)      (1.15)         (0.73)
                                              -------     -------      ---------
Net asset value, end of  period ...........   $ 12.51     $ 12.31      $   11.88
                                              =======     =======      =========
Total return ..............................      9.87%      13.60%         11.84%(b)
                                              =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........   $81,555     $32,653      $   5,694
Ratio of expenses to average net
  assets ..................................      0.78%       0.78%          0.80%(a)
Ratio of net investment income to
  average
  net assets ..............................      3.48%       3.68%          3.82%(a)
Portfolio turnover rate ...................       111%        103%           206%

-----
  54   Financial Highlights
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO(d)(e):


                                                                   CLASS IA
                                    ----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                         1999           1998           1997          1996         1995
                                    -------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................  $    19.46     $    17.29      $   16.92      $ 15.74     $  13.87
                                      ---------      ---------      ---------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.10           0.14           0.17         0.21         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        7.25           3.56           1.75         2.05         2.32
                                      ---------      ---------      ---------      -------      -------
  Total from investment
   operations .....................        7.35           3.70           1.92         2.26         2.58
                                      ---------      ---------      ---------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.02)         (0.22)         (0.36)       (0.21)       (0.25)
  Dividends in excess of net
   investment income ..............           -              -              -        (0.08)           -
  Distributions from realized
   gains ..........................       (1.63)         (1.31)         (1.19)       (0.79)       (0.42)
  Distributions in excess of
   realized gains .................           -              -              -            -        (0.03)
  Tax return of capital
   distributions ..................           -              -              -            -        (0.01)
                                      ----------     ----------     ----------     --------     --------
  Total dividends and
   distributions ..................       (1.65)         (1.53)         (1.55)       (1.08)       (0.71)
                                      ----------     ----------     ----------     --------     --------
Net asset value, end of period.....  $    25.16     $    19.46      $   17.29      $ 16.92     $  15.74
                                      ==========     ==========     ==========     ========     ========
Total return ......................       38.53%         21.80%         11.66%       14.60%       18.81%
                                      ==========     ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $1,869,185     $1,360,220     $1,203,867    $997,041     $ 686,140
Ratio of expenses to average
  net assets ......................        0.70%          0.71%          0.69%       0.60 %        0.61%
Ratio of net investment
  income to average net
  assets ..........................        0.45%          0.72%          0.97%       1.28%         1.76%
Portfolio turnover rate ...........          93%           105%            57%         59%           67%



                                                          CLASS 1B
                                    -----------------------------------------------------
                                                                            OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,             1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................  $  19.41      $ 17.27     $ 16.91      $   16.57
                                      -------      -------     -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.03        0.08         0.12           0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      7.24        3.56         1.76           0.81
                                      -------      -------     -------      ---------
  Total from investment
   operations .....................      7.27        3.64         1.88           0.83
                                      -------      -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -       (0.19)      (0.33)              -
  Dividends in excess of net
   investment income ..............         -           -           -           (0.11)
  Distributions from realized
   gains ..........................     (1.63)      (1.31)      (1.19)          (0.10)
  Distributions in excess of
   realized gains .................         -           -           -           (0.28)
  Tax return of capital
   distributions ..................         -           -           -               -
                                      --------     -------     -------      ---------
  Total dividends and
   distributions ..................     (1.63)      (1.50)      (1.52)          (0.49)
                                      --------     -------     -------      ---------
Net asset value, end of period.....  $  25.05      $19.41     $ 17.27       $   16.91
                                      ========     =======     =======      =========
Total return ......................     38.17%      21.50%      11.38%           4.98%(b)
                                      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $121,052     $47,982     $21,520       $    290
Ratio of expenses to average
  net assets ......................      0.95%       0.96%       0.97%          0.86%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.16%       0.41%       0.67%          0.48%(a)
Portfolio turnover rate ...........        93%        105%         57%            59%

-----
 55    Financial Highlights
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO(D)(E):





                                                      CLASS IA                                              CLASS IB
                                         ----------------------------------------   -----------------------------------------------
                                                                                                                       OCTOBER 2,*
                                                   YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,      1996 TO
                                         ---------------------------------------------   ----------------------------  DECEMBER 31,
                                           1999       1998     1997      1996    1995       1999      1998    1997        1996
                                          ------     ------   ------    ------  ------     ------    ------  ------      ------

Net asset value, beginning of
 period .............................   $19.87     $18.55    $17.20    $17.68    $14.66    $19.84    $18.52    $17.19     $16.78
                                       --------   --------  --------  --------  --------  --------  --------  --------   --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..............     0.37       0.41      0.41      0.40      0.57      0.31      0.36      0.36       0.07
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ......................     4.83       3.03      2.43      1.66      3.24      4.82      3.03      2.43       0.71
                                      --------   --------  --------  --------  --------  --------  --------  --------   --------
Total from investment
  operations ........................     5.20       3.44      2.84      2.06      3.81      5.13      3.39      2.79       0.78
                                      --------   --------  --------  --------  --------  --------  --------  --------   --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ............................    (0.35)     (0.41)    (0.46)    (0.40)    (0.54)    (0.31)    (0.36)    (0.43)     (0.02)
 Dividends in excess of net
  investment income .................       --         --       --      (0.03)    (0.01)       --        --        --      (0.09)
 Distributions from realized
  gains .............................    (2.15)     (1.71)    (1.03)    (2.10)    (0.24)    (2.15)    (1.71)    (1.03)     (0.02)
Distributions in excess of
  realized gains ....................       --         --        --     (0.01)       --        --        --        --      (0.24)
Tax return of capital distributions .       --         --        --        --        --        --        --        --         --
                                      --------   --------  --------  --------  --------  --------  --------  --------   --------
Total dividends and distributions ...    (2.50)     (2.12)    (1.49)    (2.54)    (0.79)    (2.46)    (2.07)    (1.46)     (0.37)
                                      --------   --------  --------  --------  --------  --------  --------  --------   --------

Net asset value, end of period .......  $22.57     $19.87   $ 18.55    $17.20    $17.68    $22.51    $19.84    $18.52    $17.19
                                      ========   ========  ========  ========  ========  ========  ========  ========   ========
Total return .........................   26.58%    19.13%    16.87%     12.61%    26.37%    26.27%    18.83%    16.58%     4.64%(b)
                                      ========   ========  ========  ========  ========  ========  ========  ========   ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...$2,495,787 $1,963,074 $1,630,389 $1,301,643 $896,134 $202,850   $92,027   $35,730     $ 472

Ratio of expenses to average net
  assets .............................    0.53%     0.55%     0.57%    0.57%      0.56%     0.78%      0.80%     0.82%     0.84%(a)

Ratio of net investment income to
  average net assets .................    1.71%     2.10%     2.18%    2.31%      3.43%     1.44%      1.85%     1.88%     1.69%(a)

Portfolio turnover rate ..............      98%      102%      121%     190%       107%       98%       102%      121%      190%

                                                                          ------------------------- EQ Advisors Trust

-----
  56   Financial Highlights
--------------------------------------------------------------------------------

BT EQUITY 500 INDEX PORTFOLIO:**



                                                                                                         CLASS IB
                                                                                          --------------------------------------
                                                                                               YEAR ENDED         YEAR ENDED
                                                                                           DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                          ------------------- ------------------
Net asset value, beginning of period ....................................................     $  12.45          $ 10.00
                                                                                               -------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................         0.08             0.06
  Net realized and unrealized gain on investments and foreign currency transactions .....         2.44             2.45
                                                                                               -------          -------
  Total from investment operations ......................................................         2.52             2.51
                                                                                               -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................        (0.08)           (0.06)
  Distributions from realized gains .....................................................        (0.04)               -
                                                                                               --------         --------
  Total dividends and distributions .....................................................        (0.12)           (0.06)
                                                                                               --------         --------
Net asset value, end of period ..........................................................     $  14.85          $ 12.45
                                                                                               ========         ========
Total return ............................................................................        20.30%           25.14%
                                                                                               ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................     $683,544         $224,247
Ratio of expenses to average net assets after waivers ...................................         0.55%            0.55%
Ratio of expenses to average net assets before waivers (f) ..............................         0.67%            0.83%
Ratio of net investment income to average net assets after waivers ......................         0.84%            1.22%
Ratio of net investment income to average net assets before waivers (f) .................         0.72%            0.94%
Portfolio turnover rate .................................................................            2%               2%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................      $  0.01         $   0.01

-----
 57    Financial Highlights
--------------------------------------------------------------------------------

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


                                                                                      CLASS IB
                                                                                -------------------
                                                                                 SEPTEMBER 1, 1999*
                                                                                         TO
                                                                                 DECEMBER 31, 1999
                                                                                -------------------
Net asset value, beginning of period ........................................        $ 10.00
                                                                                     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................          (0.01)
  Net realized and unrealized gain (loss) on investments ....................           0.83
                                                                                     -------
  Total from investment operations ..........................................           0.82
                                                                                     -------
  LESS DISTRIBUTIONS:
  Distributions from realized gains .........................................          (0.06)
                                                                                     -------
  Total dividends and distributions .........................................          (0.06)
                                                                                     -------
Net asset value, end of period ..............................................        $ 10.76
                                                                                     =======
Total return ................................................................           8.09 %(b)
                                                                                     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................         $2,622
Ratio of expenses to average net assets after waivers .......................           1.05 %(a)
Ratio of expenses to average net assets before waivers (f) ..................           5.38 %(a)
Ratio of net investment income to average net assets after waivers ..........          (0.19)%(a)
Ratio of net investment income to average net assets before waivers (f) .....          (4.52)%(a)
Portfolio turnover rate .....................................................             45 %



                                     ------------------------- EQ Advisors Trust

-----
  58    Financial Highlights
--------------------------------------------------------------------------------

MERCURY WORLD STRATEGY PORTFOLIO (FKA MERRILL LYNCH WORLD STRATEGY
PORTFOLIO):



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 10.93
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.11
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          2.22
                                                                                    -------
  Total from investment operations ..........................................          2.33
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.08)
  Dividends in excess of net investment income ..............................         (0.03)
  Distributions from realized gains .........................................         (0.17)
  Distributions in excess of realized gains .................................             -
                                                                                    -------
  Total dividends and distributions .........................................         (0.28)
                                                                                    -------
Net asset value, end of period ..............................................       $ 12.98
                                                                                    =======
Total return ................................................................         21.35%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $35,722
Ratio of expenses to average net assets after waivers .......................          1.20%
Ratio of expenses to average net assets before waivers (f) ..................          1.40%
Ratio of net investment income to average net assets after waivers ..........          0.99%
Ratio of net investment income to average net assets before waivers (f) .....          0.79%
Portfolio turnover rate .....................................................           116%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.02



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................  $ 10.31               $ 10.00
                                                                               -------               -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................     0.15                  0.08
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................     0.55                  0.39
                                                                               -------               -------
  Total from investment operations ..........................................     0.70                  0.47
                                                                               -------               -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................    (0.04)                (0.05)
  Dividends in excess of net investment income ..............................    (0.04)                    -
  Distributions from realized gains .........................................        -                     -
  Distributions in excess of realized gains .................................        -                 (0.11)
                                                                               -------               -------
  Total dividends and distributions .........................................    (0.08)                (0.16)
                                                                               -------               -------
Net asset value, end of period ..............................................  $ 10.93               $ 10.31
                                                                               =======               =======
Total return ................................................................     6.81 %                4.70 %(b)
                                                                              =================   =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $30,631               $18,210
Ratio of expenses to average net assets after waivers .......................     1.20 %                1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................     1.61 %                3.05%(a)
Ratio of net investment income to average net assets after waivers ..........     1.63 %                1.89 %(a)
Ratio of net investment income to average net assets before waivers (f) .....     1.22 %                0.04 %(a)
Portfolio turnover rate .....................................................      115 %                  58 %
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................  $  0.04               $  0.08

-----
 59   Financial Highlights
--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:




                                                             CLASS IA
                                           --------------------------------------------
                                                                  NOVEMBER 24, 1998*
                                                YEAR ENDED                TO
                                            DECEMBER 31, 1999      DECEMBER 31, 1998
                                           ------------------- ------------------------
Net asset value, beginning of period .....       $   16.04          $     14.18
                                                 ---------          -----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........            0.01                     -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................           11.83                  1.86
                                                 ---------          -----------
  Total from investment operations .......           11.84                  1.86
                                                 ---------          -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................              -                      -
  Dividends in excess of net
   investment income .....................              -                      -
  Distributions from realized gains ......           (0.48)                    -
  Distributions in excess of realized
   gains .................................              -                      -
                                                 ---------          -----------
  Total dividends and distributions ......           (0.48)                    -
                                                 ---------          -----------
Net asset value, end of period ...........       $   27.40          $      16.04
                                                 =========          ===========
Total return .............................           74.43%                13.12%(b)
                                                 =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........       $  46,248          $      5,978
Ratio of expenses to average net
  assets after waivers ...................            0.60 %(c)             0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers (f) ..............            0.70 %(c)             0.79%(a)(c)
Ratio of net investment income to
  average net assets after waivers .......            0.09 %(c)            (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................           (0.01)%(c)            (0.24)%(a)(c)
Portfolio turnover rate ..................             184 %                  79%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................       $    0.01          $          -



                                                                    CLASS IB
                                           ----------------------------------------------------------
                                                                                      MAY 1, 1997*
                                                YEAR ENDED          YEAR ENDED             TO
                                            DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                           ------------------- ------------------- ------------------
Net asset value, beginning of period .....     $   16.04           $ 11.92              $  10.00
                                               ---------           -------              --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........         (0.02)            (0.03)                 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................         11.79              4.15                  2.21
                                               ---------           -------              --------
  Total from investment operations .......         11.77              4.12                  2.23
                                               ---------           -------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................             -                -                  (0.02)
  Dividends in excess of net
   investment income .....................             -                -                     -
  Distributions from realized gains ......         (0.48)               -                  (0.18)
  Distributions in excess of realized
   gains .................................             -                -                  (0.11)
                                               ---------           -------              --------
  Total dividends and distributions ......         (0.48)               -                  (0.31)
                                               ---------           -------              --------
Net asset value, end of period ...........    $    27.33           $ 16.04              $  11.92
                                               =========           =======              ========
Total return .............................         73.62%            34.57%                22.42%(b)
                                               =========           =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $1,665,635          $461,307              $ 99,317
Ratio of expenses to average net
  assets after waivers ...................          0.85%(c)          0.85%(c)              0.85%(a)
Ratio of expenses to average net
  assets before waivers (f) ..............          0.95%(c)          1.04%(c)              1.82%(a)
Ratio of net investment income to
  average net assets after waivers .......         (0.16)%(c)        (0.30)%(c)             0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................         (0.26)%(c)        (0.49)%(c)            (0.36)%(a)
Portfolio turnover rate ..................           184%               79 %                 116 %
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................   $      0.01          $   0.02               $  0.04


                                     ------------------------- EQ Advisors Trust

-----
  60  Financial Highlights
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO:




                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $  14.21
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          3.24
                                                                                   -------
  Total from investment operations ..........................................          3.26
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.02)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................         (0.39)
  Distributions in excess of realized gains .................................             -
                                                                                   --------
  Total dividends and distributions .........................................         (0.41)
                                                                                   --------
Net asset value, end of period ..............................................      $  17.06
                                                                                   ========
Total return ................................................................         23.12%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $685,270
Ratio of expenses to average net assets after waivers .......................          0.85%
Ratio of expenses to average net assets before waivers (f) ..................          0.96%
Ratio of net investment income to average net assets after waivers ..........          0.12%
Ratio of net investment income to average net assets before waivers (f) .....          0.01%
Portfolio turnover rate .....................................................            91%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $ 11.48           $    10.00
                                                                                   -------           ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.04                 0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         2.73                 1.58
                                                                                   -------           ----------
  Total from investment operations ..........................................         2.77                 1.60
                                                                                   -------           ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.04)               (0.02)
  Dividends in excess of net investment income ..............................            -                    -
  Distributions from realized gains .........................................            -                (0.01)
  Distributions in excess of realized gains .................................            -                (0.09)
                                                                                   --------          ----------
  Total dividends and distributions .........................................        (0.04)               (0.12)
                                                                                   --------          ----------
Net asset value, end of period ..............................................      $ 14.21           $    11.48
                                                                                   ========          ==========
Total return ................................................................        24.11%               16.07%(b)
                                                                                   ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $407,619          $  114,754
Ratio of expenses to average net assets after waivers .......................          0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.05%               1.78%(a)
Ratio of net investment income to average net assets after waivers ..........          0.44%               0.65%(a)
Ratio of net investment income to average net assets before waivers (f) .....          0.24%              (0.28)%(a)
Portfolio turnover rate .....................................................            73%                 51%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.02           $    0.03

-----
 61
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO:

                                                                         CLASS IA
                                                           -------------------------------------
                                                                               NOVEMBER 24,
                                                                                   1998*
                                                             YEAR ENDED             TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                1999               1998
                                                           -------------- ----------------------
Net asset value, beginning of period .....................    $ 12.67             $ 13.22
                                                              -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.28                0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20               (0.09)+
                                                              -------            --------
  Total from investment operations .......................       0.48               (0.03)
                                                              -------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.29)              (0.24)
  Distributions from realized gains ......................      (0.52)              (0.28)
                                                              --------           --------
  Total dividends and distributions ......................      (0.81)              (0.52)
                                                              --------           --------
Net asset value, end of period ...........................    $ 12.34             $ 12.67
                                                              ========           ========
Total return .............................................       3.80%              (0.15)%(b)
                                                              ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................    $ 5,181             $ 2,415
Ratio of expenses to average net assets after waivers.....       0.60%               0.60%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.72%               0.79%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................       2.15%               2.45 %(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       2.03%               2.26 %(a)(c)
Portfolio turnover rate ..................................         31%                 17 %
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............    $  0.02             $  0.03

                                                                                CLASS IB
                                                           --------------------------------------------------
                                                                                               MAY 1, 1997*
                                                             YEAR ENDED       YEAR ENDED            TO
                                                            DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                1999             1998              1997
                                                           -------------- ----------------- -----------------
Net asset value, beginning of period .....................   $  12.67        $   12.08        $ 10.00
                                                             --------        ---------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.24             0.22           0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20             0.87           2.11
                                                             --------        ---------        -------
  Total from investment operations .......................       0.44             1.09           2.21
                                                             --------        ---------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.25)          (0.22)          (0.09)
  Distributions from realized gains ......................      (0.52)          (0.28)          (0.04)
                                                             ---------       ---------        -------
  Total dividends and distributions ......................      (0.77)          (0.50)          (0.13)
                                                             ---------       ---------        -------
Net asset value, end of period ...........................   $  12.34        $  12.67         $ 12.08
                                                             =========       =========        =======
Total return .............................................       3.54%           9.11%          22.11 %(b)
                                                             =========       =========      ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $273,031        $242,001         $99,947
Ratio of expenses to average net assets after waivers.....       0.85%           0.85%(c)        0.85%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.97%           1.04%(c)        1.74%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       1.90%           2.20%(c)        2.49 %(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       1.78%           2.01%(c)        1.60 %(a)
Portfolio turnover rate ..................................         31%             17%              9 %
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............   $   0.02        $   0.02         $  0.03

                                     ------------------------- EQ Advisors Trust

-----
  62    Financial Highlights
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:



                                                                           CLASS IA
                                                           ----------------------------------------
                                                                                  NOVEMBER 24,
                                                                                      1998*
                                                               YEAR ENDED              TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  1999                1998
                                                           ----------------- ----------------------
Net asset value, beginning of period .....................     $  10.59           $ 10.40
                                                               --------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.03              0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         0.19              0.23 +
                                                               --------           -------
  Total from investment operations .......................         0.22              0.26
                                                               --------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.05)            (0.06)
  Distributions in excess of realized gains ..............            -                 -
  Return of capital distributions ........................            -             (0.01)
                                                               --------           -------
  Total dividends and distributions ......................        (0.05)            (0.07)
                                                               --------           -------
Net asset value, end of period ...........................     $  10.76           $ 10.59
                                                               ========           =======
Total return .............................................         2.07%             2.63%(b)
                                                               ========           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $  2,339           $   747
Ratio of expenses to average net assets after waivers.....         0.75%(c)          0.75%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................         0.84%(c)          0.92%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................         0.40%(c)          0.72 %(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................         0.32%(c)          0.55%(a)(c)
Portfolio turnover rate ..................................          192%              111%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........     $   0.01           $  0.17



                                                                                    CLASS IB
                                                           -----------------------------------------------------------
                                                                                                       MAY 1, 1997*
                                                                YEAR ENDED          YEAR ENDED              TO
                                                               DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                                   1999                1998                1997
                                                           ------------------- ------------------- -------------------
Net asset value, beginning of period .....................        $   10.61         $    11.85          $   10.00
                                                                  ----------         ----------          ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................             0.02               0.05               0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........             0.17              (1.24)              1.90
                                                                  ----------         ----------          ---------
  Total from investment operations .......................             0.19              (1.19)              1.91
                                                                  ----------         ----------          ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................            (0.02)             (0.04)             (0.01)
  Distributions in excess of realized gains ..............                -                  -              (0.05)
  Return of capital distributions ........................                -              (0.01)                 -
                                                                  ----------         ----------          ---------
  Total dividends and distributions ......................            (0.02)             (0.05)             (0.06)
                                                                  ----------         ----------          ---------
Net asset value, end of period ...........................        $   10.78         $    10.61          $   11.85
                                                                  ==========         ==========          =========
Total return .............................................             1.80 %           (10.02)%            19.15 %(b)
                                                           =================         ==========    ===============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................        $ 149,618         $  166,746          $120,880
Ratio of expenses to average net assets after waivers.....             1.00%(c)           1.00%(c)          1.00%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................             1.09%(c)           1.17%(c)          1.70%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................             0.21%(c)           0.47 %(c)         0.26 %(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................             0.12%(c)           0.30 %(c)        (0.44)%(a)
Portfolio turnover rate ..................................              192%               111 %              44 %
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........        $    0.02          $    0.02          $   0.03

----------
*     Commencement of Operations

**    Commenced operations on January 1, 1998.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.

-----
 63   Financial Highlights
--------------------------------------------------------------------------------

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.
(f) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.


                                     ------------------------- EQ Advisors Trust

10
Prior performance of each adviser

-------
   64   Prior performance of each adviser
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 The performance results for the registered investment companies presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS
OF 12/31/99
The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.

                                                                                                  1           5
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                     Year       Years
------------------------------------------------------------------------------------------ ----------- -----------
Benchmark
------------------------------------------------------------------------------------------
 BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS(8) (BT EQUITY 500 INDEX PORTFOLIO)
                                                                                               20.75%      28.46%
S&P 500 Index(1)                                                                               21.04%      28.56%
------------------------------------------------------------------------------------------     -----       -----
 MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND(8) (MERCURY WORLD STRATEGY
PORTFOLIO)
                                                                                               21.37%      13.11%
MSCI EAFE Index(3)                                                                             26.96%      12.83%
------------------------------------------------------------------------------------------     -----       -----
 MFS EMERGING GROWTH FUND(4),(9) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               41.45%      28.05%
Russell 2000 Index(2)                                                                          21.26%      16.69%
------------------------------------------------------------------------------------------     -----       -----

                                                                                               10         Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                    Years     Inception      Date
------------------------------------------------------------------------------------------ ----------- ----------- ------------
Benchmark
------------------------------------------------------------------------------------------
 BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS(8) (BT EQUITY 500 INDEX PORTFOLIO)
                                                                                                N/A       21.45%       12/31/92
S&P 500 Index(1)                                                                                N/A       21.53%
------------------------------------------------------------------------------------------     -----      -----
 MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND(8) (MERCURY WORLD STRATEGY
PORTFOLIO)
                                                                                                N/A       11.00%        2/28/92
MSCI EAFE Index(3)                                                                              N/A       12.00%
------------------------------------------------------------------------------------------     -----      -----
 MFS EMERGING GROWTH FUND(4),(9) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               24.72%      N/A         12/29/86
Russell 2000 Index(2)                                                                          13.40%      N/A
------------------------------------------------------------------------------------------   ---------    -----

-----
 65   Prior performance of each adviser
--------------------------------------------------------------------------------



                                                                 1           5          10        Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
----------------------------------------------------------- ----------- ----------- ----------- ----------- -------------
 MFS RESEARCH FUND(6),(8) (MFS RESEARCH PORTFOLIO)
                                                               16.70%     24.43%      17.53%        N/A        10/13/71
S&P 500 Index(1)                                               21.04%     28.56%      18.21%        N/A
 T. ROWE PRICE EQUITY INCOME FUND8 (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                3.82%     18.59%      14.14%       15.67%      10/31/85
S&P 500 Index(1)                                               21.04%     28.51%      18.21%        N/A
-----------------------------------------------------------    -----      -----       -----        -----
 WARBURG PINCUS SMALL COMPANY VALUE FUND(9) (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
                                                                7.55%      N/A         N/A         14.21%      12/29/95
Russell 2000 Value Index(7)                                    (1.49)%     N/A         N/A         10.19%



1 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.
3 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.
4 The results for the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.
5 Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.
6 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
7 The Russell 2000 Value Index ("Russell 2000 Value") ia an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.
8 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.
9 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

                                     ------------------------- EQ Advisors Trust

----------------
      66
--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953